GOLDMAN SACHS TRUST II

Class A, Class C, Institutional, Investor, Class R, Class R6, Class T and Class P Shares of the Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”)

Supplement dated February 25, 2019 to the Prospectus, Summary Prospectus, and Statement of Additional Information (“SAI”), each dated February 28, 2018, as supplemented (with respect to Class A, Class C, Institutional, Investor, Class R, Class R6 and Class T Shares) and the Prospectus, Summary Prospectus and SAI, each dated April 16, 2018, as supplemented (with respect to Class P Shares)

Effective February 27, 2019, One River Asset Management, LLC (“One River”) and QMS Capital Management LP (“QMS”) will no longer be Underlying Managers (investment subadvisers) for the Fund or any wholly-owned subsidiary of the Fund. Accordingly, all references to One River and QMS in the Prospectuses, Summary Prospectuses and SAI are hereby deleted in their entirety as of that date.

This Supplement should be retained with your Prospectuses, Summary Prospectuses, and SAI for future reference.

MMALTUMCHGSTK 02-19